                                                                    Exhibit 10.5

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

         THAT ENCLAVES GROUP, INC., a Delaware corporation (the "SELLER"), as of
July 1, 2005, for and in  consideration  for the  assumption by ENCLAVES  GROUP,
INC., F/K/A ALLIANCE TOWERS, INC. (the "BUYER") of all rights and obligations of the Seller  pursuant to that  Standby  Equity  Distribution  Agreement  and that certain Securities  Purchase Agreement (the "TRANSACTION  DOCUMENTS") each dated as of DECEMBER  28, 2004,  by and between  Seller and the  Investors  thereunder
(collectively,  the  "INVESTOR"),  and  all  convertible  debentures  and  other agreements  executed or delivered in  connection  therewith  (collectively,  the
"INVESTOR LIABILITIES"),  and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has:

         GRANTED, SOLD, ASSIGNED,  TRANSFERRED,  CONVEYED AND DELIVERED and does by these presents GRANT,  SELL,  ASSIGN,  TRANSFER,  CONVEY AND DELIVER unto the
Buyer,  all  right,  title and  interest  of  Seller  in and to the  Transaction
Documents, subject to the Investor Liabilities (the "PURCHASED ASSETS").

         TO HAVE AND TO HOLD,  the Purchased  Assets and all such other property
as  is  hereinabove   described  unto  Buyer  and  Buyer's   successors,   legal
representatives and assigns, forever.

         AND Seller does  covenant to and with Buyer that it is the lawful owner of the Purchased Assets;  that, with the exception of the Investor  Liabilities, they are free from all liens and  encumbrances;  that  subject  to the terms and conditions of the Investor Liabilities,  Seller has good right to sell the same;
that it will defend the same from the claims of all others;  and that it has not previously assigned, conveyed or transferred any Purchased Asset.

         Within five (5)  business  days after  Buyer's  request,  Seller  shall execute and deliver to Buyer or any  designee of Buyer any and all such  further documents as Buyer may reasonably require to effectuate the transfer, assignment and conveyance  contemplated hereby,  including without limitation,  any and all documents required by any governmental entity or any third party.

         By its execution hereof, Buyer hereby accepts the transfer,  assignment and conveyance of the Purchased Assets subject only to the Investor  Liabilities and expressly  assumes all of the Investor  Liabilities as if the Buyer had been the original signatory to the Transaction  Documents and all agreements executed or delivered in connection therewith. Seller shall remain liable to the Investor under the terms of the Investor Liabilities.

            All of the covenants, terms and conditions set forth herein shall be binding  upon,  and inure to the  benefit  of,  the  parties  hereto,  and their respective successors,  personal and legal representatives,  heirs, devisees and assigns.

            This  Assignment  and  Assumption  Agreement  is made subject to the acknowledgment of the undersigned Investor representatives.

IN WITNESS  WHEREOF,  the parties hereto have duly executed this  Assignment and
Assumption Agreement as of the date first above written.

                                     SELLER:
                                     ENCLAVES GROUP, INC.

                                     By:    /s/ Daniel G. Hayes
                                            ------------------------------------
                                     Name:  Daniel G. Hayes
                                     Title: President and CEO

                                     BUYER:
                                     ENCLAVES GROUP, INC.

                                     By:    /s/ Daniel G. Hayes
                                            ------------------------------------
                                     Name:  Daniel G. Hayes
                                     Title: President and CEO

ACKNOWLEDGEMENT:
CORNELL CAPITAL PARTNERS, LP

By:    Yorkville Advisors, LLC
Its:   General Partner

By:    /s/ Mark Angelo
       -------------------------
Name:  MARK ANGELO
Title: Portfolio Manager

MONTGOMERY EQUITY PARTNERS, LTD.

By:    /s/ Mark Angelo
       -------------------------
Name:  MARK ANGELO
Title: Portfolio Manager

HIGHGATE HOUSE FUNDS, LTD.

By:    /s/ Mark Angelo
       -------------------------
Name:  MARK ANGELO
Title: Portfolio Manager

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